                 OFI TREMONT MARKET NEUTRAL HEDGE FUND
                 Supplement dated April 8, 2005 to the
                     Prospectus dated July 30, 2004

The Prospectus is changed as follows:  The section captioned
"Management Team" on page 29 under the heading " HOW THE FUND IS
MANAGED" is deleted in its entirety and replaced with the following:

Portfolio Manager.  The portfolio manager of the Fund is Timothy J.
Birney, who is primarily responsible for selecting the Fund's investments in Portfolio Funds and allocating the Fund's assets among the Portfolio Funds selected.  Mr. Birney has been Vice President and
Portfolio Manager of the Investment Manager since November 2003.  From
May 2002 through November 2003, Mr. Birney served as Vice President at
Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models.  From March 1998 through May
2002, Mr. Birney served as Vice President and Research Portfolio
Manager of Alternative Asset Management at Nikko Securities Co.
International, Inc.  He also worked as a Research Associate at Yamaichi
International (America) from April 1996 through March 1998 and as a
Foreign Exchange Trader with Credit Suisse in New York from April 1995 until April 1996.

April 8, 2005                                                 PS0481.003